UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2015

Zayo Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-202268	26-1398293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Zayo Group Holdings, Inc. (the “Company”) intends to hold its virtual Annual Meeting of Shareholders (the “Annual Meeting”) on November 2, 2015 at 11:00 a.m. Mountain Time. Instructions for participating in the Annual Meeting will be set forth in the Company’s proxy statement related to the Annual Meeting. Proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company at its principal executive offices on or before September 14, 2015. In addition, shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before September 14, 2015. All proposals must comply with applicable Delaware law, the Exchange Act, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s Amended and Restated Bylaws. Proposals should be directed to the attention of the Corporate Secretary, Zayo Group Holdings, Inc., 1805 29th Street, Suite 2050; Boulder, CO 80301.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP HOLDINGS, INC.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: September 4, 2015